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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 6, 1997
                                                --------------------------------

                       Simione Central Holdings, Inc.
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           (Exact name of registrant as specified in its charter)

           Delaware                     0-22162                  22-3209241
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

6600 Powers Ferry Road, Atlanta, Georgia                           30339
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code         (770) 644-6500
                                                  ------------------------------

                                Not applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On June 6, 1997, National Bank of Canada (the "Lender") and Simione Central Holdings, Inc. (the "Borrower") entered into a Loan and Security Agreement (the "Agreement"). Pursuant to the Agreement, the Lender agreed to make available to the Borrower a revolving credit facility, the maximum principal amount of which at any time must be equal to the lesser of $5,000,000 or the "borrowing base" then in effect.

         Interest will accrue on the principal amount of the revolving credit loans outstanding at the end of each day at a variable rate per annum equal to the prime rate plus 0.25%. Under the terms of the Agreement, the Borrower granted to the Lender a continuing security interest in and lien upon all accounts, inventory, equipment, and general intangibles. Loans made under the revolving credit facility will be secured by the Borrower's first-priority pledge and collateral assignment to the Lender of all of the outstanding capital stock of the Borrower's subsidiaries. The Borrower's subsidiaries have also guaranteed the Borrower's obligations to the Lender under the Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         10.34 Loan and Security Agreement by and between National Bank of Canada and Simione Central Holdings, Inc., dated as of June 6, 1997.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SIMIONE CENTRAL HOLDINGS, INC.
                                                          (Registrant)

                                                By: /s/ James A. Tramonte
                                                   -----------------------------
                                                   James A. Tramonte
                                                   General Counsel and Secretary

Date: June 27, 1997

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                                EXHIBIT INDEX



                                                             Sequential
Exhibit Number         Description                           Page Number
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
10.34                  Loan and Security Agreement
                       by and between National Bank of
                       Canada and Simione Central
                       Holdings, Inc., dated as of
                       June 6, 1997